Investment Portfolio
(UNAUDITED) | 07.31.2023
CARILLON EAGLE GROWTH & INCOME FUND
COMMON STOCKS - 97.7%	Shares	Value
Domestic - 84.4%
Aerospace & defense - 2.5%
RTX Corp.	195,702	$17,208,077
Air freight & logistics - 3.0%
FedEx Corp.	41,272	11,141,377
United Parcel Service, Inc., Class B	49,272	9,220,269
Banks - 6.2%
JPMorgan Chase & Co.	142,125	22,450,065
The PNC Financial Services Group, Inc.	143,306	19,617,158
Beverages - 4.6%
PepsiCo, Inc.	77,057	14,445,105
The Coca-Cola Co.	269,082	16,664,249
Biotechnology - 2.8%
AbbVie, Inc.	127,751	19,108,995
Capital markets - 3.1%
BlackRock, Inc.	28,637	21,158,447
Chemicals - 1.6%
Eastman Chemical Co.	130,310	11,151,930
Communications equipment - 4.8%
Cisco Systems, Inc.	305,622	15,904,569
Motorola Solutions, Inc.	57,955	16,611,642
Consumer staples distribution - 1.6%
Target Corp.	80,953	11,047,656
Distributors - 1.8%
Genuine Parts Co.	78,131	12,166,559
Electric utilities - 2.7%
NextEra Energy, Inc.	253,612	18,589,760
Food products - 1.9%
Mondelez International, Inc., Class A	178,495	13,231,834
Ground transportation - 2.0%
Union Pacific Corp.	57,784	13,407,044
Health care equipment & supplies - 2.4%
Abbott Laboratories	146,986	16,363,951
Health care providers & services - 2.4%
UnitedHealth Group, Inc.	31,999	16,203,334
Hotels, restaurants & leisure - 3.7%
McDonald's Corp.	86,927	25,486,996
Household products - 2.5%
The Procter & Gamble Co.	107,623	16,821,475
Industrial conglomerates - 2.4%
Honeywell International, Inc.	84,249	16,355,258
Industrial real estate investment trusts (REITs) - 2.4%
Prologis, Inc.	132,415	16,518,771
Insurance - 0.9%
The Allstate Corp.	52,710	5,939,363
Multi-utilities - 1.9%
WEC Energy Group, Inc.	145,117	13,040,214
Oil, gas & consumable fuels - 5.5%
Chevron Corp.	187,696	30,718,327
The Williams Cos, Inc.	208,340	7,177,313
Pharmaceuticals - 3.3%
Merck & Co., Inc.	214,534	22,880,051
Professional services - 1.4%
Automatic Data Processing, Inc.	37,617	9,301,179
Semiconductors & semiconductor equipment - 8.6%
Analog Devices, Inc.	91,985	18,353,767
Broadcom, Inc.	22,525	20,242,091
Texas Instruments, Inc.	111,678	20,102,040
Software - 4.6%
Microsoft Corp.	92,595	31,104,512
Specialized real estate investment trusts (REITs) - 1.6%
American Tower Corp.	56,091	10,674,678
Specialty retail - 2.2%
The Home Depot, Inc.	44,882	14,983,407
Total domestic common stocks (cost $357,686,091)		575,391,463
Foreign - 13.3%
Electrical equipment - 2.8%
Eaton Corp. PLC	92,839	19,061,704
Electronic equipment, instruments & components - 2.9%
TE Connectivity Ltd.	139,936	20,079,417
Health care equipment & supplies - 3.0%
Medtronic PLC	233,392	20,482,482
IT services - 1.7%
Accenture PLC, Class A	36,141	11,433,205
Pharmaceuticals - 2.9%
AstraZeneca PLC, Sponsored ADR	275,164	19,729,259
Total foreign common stocks (cost $69,113,846)		90,786,067
Total common stocks (cost $426,799,937)		666,177,530
Total investment portfolio (cost $426,799,937) - 97.7%		666,177,530
Other assets in excess of liabilities - 2.3%		15,853,453
Total net assets - 100.0%		$682,030,983

ADR - American Depositary Receipt

Fair value measurements | The Fund utilizes a three-level hierarchy of inputs to establish a classification of fair value measurements. The three levels are defined as:
Level 1—Valuations based on unadjusted quoted prices for identical securities in active markets;
Level 2—Valuations based on inputs other than quoted prices that are observable, either directly or indirectly, including inputs in markets that are not considered active; and
Level 3—Valuations based on inputs that are unobservable and significant to the fair value measurement, and may include the Valuation Committee’s own assumptions on determining fair value of investments.

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments and is affected by various factors such as the type of investment and the volume and/or level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Valuation Committee, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the valuation date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy. Investments falling into the Level 3 category may be classified as such due to a lack of market transparency and corroboration to support the quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Valuation Committee. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable entity data.

All investments are categorized as Level 1 as of the date of this report.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual report.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.